Exhibit 99.2

ESCROW AGREEMENT
This Escrow Agreement (this “Agreement”) is entered into as of September 27, 2019, by and among Siebert Financial Corp., a Delaware corporation (the “Buyer”), Weeden Securities Corporation, a Delaware corporation (the “GP Seller”), Weeden Investors L.P., a Delaware limited partnership (“LP Seller” and, together with GP Seller, the “Sellers”)and Citibank, N.A. (the “Escrow Agent”).
RECITALS
WHEREAS, the Buyer and Sellers entered into that certain Equity Interests Purchase Agreement, dated as of the date hereof, (as the same may be amended or modified from time to time in accordance with its terms, the “Purchase Agreement) whereby the Seller will purchase 100% of the equity interests in Weeden Prime Services, LLC, a Delaware limited liability company, from GP Seller and LP Seller (the “Transaction”);
WHEREAS, GP Seller is the general partner of LP Seller;
WHEREAS, the parties hereto wish to enter into this Agreement, on the terms and conditions set forth herein, in connection with the execution of the Purchase Agreement, as required by the Purchase Agreement; and
WHEREAS, Section 1.2(b) of the Purchase Agreement provides that, upon the execution of the Purchase Agreement, the Buyer shall deposit with the Escrow Agent to be held in the escrow account (the “Escrow Account”), by wire transfer of immediately available funds $2,000,000 the “Escrow Amount”), the total amount of which will be released to either LP Seller or the Buyer, as set forth in, and subject to the terms of, the Purchase Agreement.
NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions set forth herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer, the GP Seller and the Escrow Agent hereby agree as follows:
AGREEMENT
1. Capitalized Terms.  All capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.  The following terms shall have the following meanings:
“Business Day” shall mean any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York, New York are authorized to be closed.
“Escrow Account” shall mean the account established by the Buyer with the Escrow Agent for the purpose of depositing the Escrow Amount pursuant to Section 3(a) hereof.
“Representative” shall mean the person(s) so designated on Exhibit A-1 and Exhibit A-2 hereto or any other person designated in a writing signed by the Buyer or GP Seller, as applicable, and delivered to Escrow Agent in accordance with the notice provisions of this Agreement, to act as a representative of the Buyer or GP Seller, as applicable, under this Agreement.

2. Appointment of the Escrow Agent.  The Buyer and the GP Seller hereby appoint the Escrow Agent as escrow agent to receive, hold and disburse the Escrow Amount, and the Escrow Agent hereby accepts its appointment as escrow agent, in accordance with the terms and conditions described herein.
3. Deposit With the Escrow Agent.
 (a) Immediately following the execution of this Agreement by all parties hereto, on the Effective Date, the Buyer shall deposit the Escrow Amount with the Escrow Agent by wire transfer(s) of immediately available funds in accordance with those wire transfer instructions set forth in Section 11 hereof.  The Escrow Agent shall provide the Buyer and the GP Seller with prompt written confirmation (which may be by electronic mail) of receipt of the Escrow Amount.
 (b) The Buyer and the GP Seller agree that the Escrow Amount will remain in escrow with the Escrow Agent according to the terms and conditions of this Agreement, and neither the Buyer nor any of the GP Seller will withdraw or attempt to withdraw the Escrow Amount, except as expressly provided in this Agreement.
 (c) All deposits and payments made hereunder or pursuant to the terms hereof shall be in U.S. dollars.
 (d) None of the GP Seller nor the Buyer shall have any right to sell, transfer, pledge, hypothecate or otherwise dispose of any cash or securities held in the Escrow Account or any interest therein for so long as they are held in the Escrow Account, respectively.
4. Term.  The term of this Agreement shall expire upon the complete disbursement of the entire Escrow Amount in accordance with Section 5 or Section 10 hereof.  Upon such occurrence, the Escrow Account can be closed and the Escrow Agent’s appointment shall terminate.
5. Disbursement of Escrow Amount.
 (a) Escrow Amount. Pursuant to the Purchase Agreement, the Escrow Agent shall: (a) upon the Closing of the Transaction, disburse the Escrow Amount to LP Seller in partial satisfaction of the Purchase Price (as defined in the Purchase Agreement); (b) if the Closing of the Transaction is not completed within 30 days after receiving FINRA Approval (as defined in the Purchase Agreement) for any reason, other than a Seller Breach (as defined in in the Purchase Agreement), pay and disburse the Escrow Amount to the LP Seller, and the Buyer shall provide such irrevocable instructions (with, for the avoidance of doubt, such instructions being in the form of a Joint Release Certificate, as defined below) as may be required to the Escrow Agent to make such disbursement; or (c) if the Closing of the Transaction is not completed within 30 days after receiving FINRA Approval (as defined in the Purchase Agreement) solely as a result of a material breach of, or material failure to comply with, any of the terms of the Purchase Agreement by either or both the Sellers, which such breach was not caused by a breach or failure to comply with the terms of the Purchase Agreement by the Buyer, and the Buyer is no material breach of the Purchase Agreement and has not materially failed to comply with the Purchase Agreement, pay and disburse the Escrow Amount to the Buyer, and GP Seller shall provide such irrevocable instructions (with, for the avoidance of doubt, such instructions being in the form of a Joint Release Certificate, as defined below) as may be required to the Escrow Agent to make such disbursement. The Escrow Agent shall disburse the Escrow Amount in the manner set forth in Section 5(h) below and as follows:

  (i) Joint Release. Within two (2) Business Days following the receipt of a joint written instruction signed by a Representative of both GP Seller and Buyer, and delivered to the Escrow Agent (a “Joint Escrow Release Certificate”), the Escrow Agent shall disburse the Escrow Amount as stated in such written direction in the amounts and to the persons specified in such Joint Escrow Release Certificate.
  (ii) Final Determination Order Release. On the first Business day following the final day of the Dispute Period (as defined in Section 5(i) below) in accordance with (and subject to the provisions of) Section 5(i) below, the Escrow Agent shall promptly so disburse the specified funds in the amounts and to the persons specified in said Final Determination Order (as defined below).  It is understood between the Buyer and the GP Seller that any Joint Escrow Release Certificate or Final Determination Order (collectively, the “Disbursement Documents” and each a “Disbursement Document”) provided to the Escrow Agent in accordance with this Section 5 hereto shall contain the IRS Form W-9 or applicable IRS Form W-8 as appropriate for such beneficiary of funds, to the extent such forms have not been previously provided to the Escrow Agent by or on behalf of such beneficiary.
 (b) When directed to disburse the Escrow Amount, from time to time, in accordance with Section 5(a), the Escrow Agent shall be entitled to rely conclusively upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it under this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof.  For all purposes under this Agreement, the Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine for such person as listed within Exhibit A-1 or Exhibit A-2 which may be amended by Buyer (in the case of Exhibit A-1) or  the GP Seller (in the case of Exhibit A-2) from time to time and may assume that any Person signing such instrument or purporting to give any notice hereunder has been duly authorized to do so.  Upon the Escrow Agent’s receipt of a Disbursement Document, whether delivered in writing, by telecopier, electronic communication or otherwise, the Escrow Agent shall seek confirmation from the party or parties submitting such Disbursement Document by telephone call back to the person or persons designated in Exhibits A-1 and or Exhibit A-2 (the “Call Back Authorized Individuals”), and the Escrow Agent may rely upon the confirmations of anyone purporting to be a Call Back Authorized Individual.  To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs.  If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all such issues have been resolved.  The persons and telephone numbers for call backs may be changed only in writing from the applicable Party actually received and acknowledged by the Escrow Agent.
 (c) Any interest and other income accrued on the Escrow Amount shall become part of the Escrow Amount, which shall be distributed in accordance with Section 5(e).

 (d) Notwithstanding any term appearing in this Agreement to the contrary, in no instance shall the Escrow Agent be required or obligated to distribute any Escrow Amount (or take other action that may be called for hereunder to be taken by the Escrow Agent) sooner than (i) two (2) Business Days after it has received the applicable documents required under this Agreement in good form, or (ii) passage of the applicable time period under the terms of this Agreement (or both, as applicable under the terms of this Agreement), as the case may be.
 (e) Except as otherwise set forth herein, the Buyer and the GP Seller hereby acknowledge and agree that no interest income or other income accrued on the Escrow Amount shall be due to or remitted to the Buyer or the GP Seller for the period of time that the Escrow Amount is held by the Escrow Agent.
 (f) Notwithstanding the foregoing, the Escrow Agent shall, for each calendar year (or portion thereof) that it holds the Escrow Amount, report the income of the Escrow Amount on IRS Forms 1099 (or any successor form).  The Forms 1099 shall show the Buyer as “payee” of such interest income and the Escrow Agent shall disburse to the Buyer any such interest income. Prior to the execution and delivery of this Agreement, each of the Sellers and the Buyer shall provide to the Escrow Agent a completed Form W-9 or W-8, as applicable.  For the avoidance of doubt, the Escrow Agent shall be entitled to withhold such amounts as may be required under applicable law (and remit such amounts to the applicable taxing authorities) on distributions from the Escrow Amount to any party unless and until the Escrow Agent has received a Form W-9 or Form W-8, whichever is appropriate, with respect to such party.  Notwithstanding anything to the contrary herein provided, the Escrow Agent shall have no duty to prepare or file any other federal or state tax report or return with respect to any funds held pursuant to this Agreement or any income earned thereon.
 (g) The Escrow Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the Escrow Amount; no principal reporting is required.
 (h) Disbursements from the Escrow Account to be made by the Escrow Agent under the terms and conditions of this Agreement shall be made by wire transfer of immediately available funds to the applicable account(s) set forth in Section 11 hereof or accounts designated in any written notice or instructions delivered to it pursuant to the terms hereof.  The Escrow Agent shall have no liability with respect to the transfer or distribution of any funds effected by the Escrow Agent pursuant to and in accordance with wiring or transfer instructions provided to the Escrow Agent by any party to this Agreement.  Notwithstanding the foregoing, any distributions by the Escrow Agent from the Escrow Account of an amount less than $100.00 shall be made by check mailed to the payee at the address for notices set forth in Section 11 or to such addresses listed in the applicable Disbursement Document.
 (i) Upon a final and non-appealable decision, judgment or award rendered by a court of competent jurisdiction or a final arbitral decision, the Buyer or the GP Seller may deliver a written notice to the Escrow Agent signed by a Representative of the applicable Party stating that such dispute has been submitted to a court of competent jurisdiction or to binding arbitration for judgment, and that a final non-appealable decision, judgment or award or arbitral decision with respect to such matters has been rendered, which notice shall be accompanied by a certified copy of a final, non-appealable order of the court or binding arbitral award, and a written certification from counsel for the submitting party that such decision is final and non-appealable (such notice, decision and statement, collectively, a “Final Determination Order”).  A copy of such Final Determination Order shall also be sent by the submitting party to all other parties to this Agreement concurrently with the delivery thereof to the Escrow Agent. If within ten (10) Business Days after the Escrow Agent’s receipt of a Final Determination Order (the “Dispute Period”) no party notifies the Escrow Agent in writing (with a copy to all other parties) that it has grounds for challenging the Final Determination Order, which notice shall identify in reasonable detail the basis for the challenge, the Escrow Agent shall deliver the portion of the Escrow Amount specified in such final and non-appealable order or binding arbitral award to the Buyer and/or the GP Seller as directed in such court order or arbitral award on the first Business Day following the final day of the Dispute Period.  If a party has timely given notice to the Escrow Agent that such party has grounds for challenging the Final Determination Order, the Escrow Agent shall be entitled to continue to refrain and refuse to act hereunder, as stated above, unless and until:

  (i) the rights of such parties have been finally settled by binding arbitration or duly adjudicated in a court having jurisdiction over the parties; or
  (ii) the parties have reached an agreement resolving their differences and have notified the Escrow Agent in writing of such agreement and have provided the Escrow Agent with indemnity satisfactory to the Escrow Agent against any liability, claims or damages resulting from compliance by the Escrow Agent with such agreement.
6. Disagreement.  If the Escrow Agent receives instructions, claims or demands from any Party that conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, hereunder, the Escrow Agent shall, upon notice to the Buyer and the GP Seller, have the right to do any or all of the following: (a) withhold or stop all performance of this Agreement, save and except safekeeping of the Escrow Amount, together with any and all interest or other income earned thereon (and all notices or instructions received in connection herewith), until the Escrow Agent shall be delivered a valid Disbursement Document which resolves such conflict, (b) file a suit in interpleader and obtain an order of the court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Amount, (c) upon 30 calendar days prior written notice to the Parties (unless a valid Disbursement Document which resolves such conflict is delivered to the Escrow Agent during such 30 day period), tender into the registry or custody of any court having jurisdiction, all money and property held under this Agreement and notify the parties hereto of such deposit, or (d) take such other legal action as may be appropriate or necessary, in the reasonable opinion of the Escrow Agent.  Upon the tender of the Escrow Amount, or any portion thereof, into the registry or custody of a court in accordance with clause (b) above, the parties hereto agree that the Escrow Agent shall be discharged from all further duties under this Agreement; provided, however, that the filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation hereunder earned prior to such filing and discharge of the Escrow Agent and its duties hereunder.  The Escrow Agent’s reasonable and documented out-of-pocket costs, including reasonable outside attorneys’ fees, in filing and pursuing such legal proceedings shall be a joint and several obligation of the Buyer and the Sellers; provided that, without limiting the joint and several obligations of the Buyer and the Sellers under this Section 6, solely as between the Buyer, on the one hand, and the Sellers, on the other hand, the Escrow Agent’s costs and fees under this Section 6 shall be split equally.

7. Investment of Escrow Amount.  Unless directed otherwise in writing by the Buyer and the GP Seller, the funds constituting the Escrow Amount will be invested and held in a “noninterest-bearing deposit account” insured by the Federal Deposit Insurance Corporation (“FDIC”) to the applicable limits. The Escrow Amount will need to be delivered by 12:00 p.m. Eastern time on the Closing Date in order to be invested that Business Day.  The Escrow Amount shall at all times remain available for distribution in accordance with Section 5 above.
 (a) The Escrow Agent shall invest the property held in escrow in such a manner as directed in the above paragraph which may include deposits in Citibank and mutual funds advised, serviced or made available by Citibank or its affiliates even though Citibank or its affiliates may receive a benefit or profit therefrom.  The Escrow Agent and any of its affiliates are authorized to act as counterparty, principal, agent, broker or dealer while purchasing or selling investments as specified herein.  The Escrow Agent and its affiliates are authorized to receive, directly or indirectly, fees or other profits or benefits for each service, task or function performed, in addition to any fees as specified in Exhibit B hereof, without any requirement for special accounting related thereto.  The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the escrowed property, as applicable, provided that the Escrow Agent has made such investment, reinvestment or liquidation of the escrowed property in accordance with the terms, and subject to the conditions of this Agreement. The Escrow Agent does not have a duty nor will it undertake any duty to provide investment advice.
 (b) The parties to this Escrow Agreement acknowledge that non-deposit investment products are not obligations of, or guaranteed, by Citibank/Citigroup nor any of its affiliates; are not FDIC insured; and are subject to investment risks, including the possible loss of principal amount invested.  Only deposits in the United States are subject to FDIC insurance.
8. Performance of the Escrow Agent; Indemnification.
(a)     The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no additional duties or obligations shall be implied hereunder.  The Escrow Agent is not a fiduciary for any of the parties hereto.  The Escrow Agent shall be entitled to conclusively rely upon any instrument or notice delivered to the Escrow Agent reasonably believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the Buyer or the GP Seller, as appropriate, in accordance with the express terms of this Agreement, and the Escrow Agent shall have no duty to evaluate any instrument or notice, including without limitation, any Disbursement Document or any other written notice delivered pursuant to this Agreement.  The Escrow Agent shall not be charged with knowledge or required to take notice of any agreement or understanding between the Buyer and the GP Seller other than this Agreement, including, but not limited to, the Purchase Agreement, and shall have no duty or responsibility to take any action pursuant to the terms of any such other agreement, including the Purchase Agreement.  The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other sub escrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other sub escrow agent was caused by the Escrow Agent’s own gross negligence or willful misconduct.  In performing its duties under this Agreement, or upon the claimed failure to perform any of its duties hereunder, the Escrow Agent shall not be liable to anyone for any reasonable action taken, suffered or omitted to be taken by it in good faith except to the extent that the Escrow Agent’s fraud, gross negligence or willful misconduct was the cause of any direct loss to either Buyer or GP Seller under this Agreement.  In no event shall the Escrow Agent be liable for indirect, punitive, incidental, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action. In no event shall the Escrow Agent incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of its legal counsel given with respect to any question relating to the duties and responsibilities of the Escrow Agent hereunder or (ii) any action taken or omitted to be taken in reliance upon any instrument delivered to the Escrow Agent and reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the Buyer or the GP Seller, as appropriate, in each case except for liability for damages arising out of Escrow Agent’s fraud, willful misconduct or gross negligence.

 (b)     The Escrow Agent shall have no obligation to appear in, prosecute or defend any action or legal proceeding which would or might reasonably be expected to involve it in any cost, expense, loss or liability, unless satisfactory security and indemnity satisfactory to the Escrow Agent shall be furnished by the Buyer and the GP Seller.

 (c)     The Buyer and the Sellers agree, jointly and severally, to indemnify the Escrow Agent and each of its respective successors, assigns, officers, directors, agents and employees (“Indemnitees”) for, and to hold each of them harmless from and against, any loss, liability, claims, actions, damages penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including reasonable documented and out-of-pocket expenses and disbursements of its outside counsel) (collectively “Escrow Agent Losses”) arising out of or in connection with Escrow Agent’s performance of this Agreement tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Agreement and its carrying out its duties hereunder, including the reasonable documented and out-of-pocket costs and expenses of defending itself against any such claim or liability except to the extent that such Escrow Agent Losses, as adjudicated by a court of competent jurisdiction, have been caused by the fraud, gross negligence or willful misconduct of such Indemnitee, or (b) its following any Joint Escrow Release Certificate or Final Determination Order in accordance with this Agreement; provided, however, that, solely between themselves, the Buyer and the Sellers agree that such indemnification obligations as finally determined by a court of competent jurisdiction shall be paid in accordance with the Parties’ respective responsibility for causing the Escrow Agent losses against which Escrow Agent is entitled to indemnification or, if no such determination is made, then such indemnification obligation shall be paid by the Buyer, on the one hand, and the Sellers, on the other hand, on a 50/50 basis.  The foregoing indemnities in this paragraph shall survive the resignation or substitution of the Escrow Agent or the termination of this Agreement.

 (d)     The GP Seller and the Buyer agree that the payment by the GP Seller, on the one hand, and the Buyer, on the other hand, of any claim by the Escrow Agent for indemnification hereunder shall not impair, limit, modify, or affect, as between the GP Seller, on the one hand, and the Buyer, on the other hand, the respective rights and obligations of any parties under the Purchase Agreement.

9. Fees of the Escrow Agent.  The Escrow Agent shall be entitled to reimbursement for any reasonable and documented out-of-pocket expenses or disbursements (including reasonable attorney’s fees and expenses) incurred in connection with the performance of the Escrow Agent’s obligations hereunder, as set forth on Exhibit B hereto, and shall be paid by the GP Seller and the Buyer jointly and severally, provided, however, that, solely between themselves, the GP Seller and the Buyer agree that such funds shall be paid jointly and severally by the GP Seller, on the one hand, and by the Buyer, on the other hand, on a 50/50 basis.
10.   Resignation/Removal of the Escrow Agent.
 (a) The Escrow Agent (and any successor escrow agent) may, at any time, resign as such by giving thirty (30) calendar days’ prior written notice to the Buyer and the GP Seller and delivering the Escrow Amount to any successor escrow agent (which shall be a mutually agreed-upon bank or national banking association) jointly designated by the Buyer and the GP Seller in a writing signed by a Representative of each Party whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.  The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including appointment by a court of competent jurisdiction) and (ii) the day which is thirty (30) days after the date of delivery of the Escrow Agent’s written notice of resignation to the other parties hereto. If, at the effective time of the resignation, the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent’s sole responsibility shall be to retain and safeguard the Escrow Amount (and all notices or instructions received in connection herewith) until disbursed in accordance with this Agreement.  Notwithstanding anything to the contrary herein provided, in the event no successor escrow agent has been appointed on or prior to the thirtieth (30th) day after the Escrow Agent provides notice of resignation hereunder, the Escrow Agent shall be entitled to tender into the custody of any court of competent jurisdiction all funds and other property then held by it hereunder and shall thereupon be relieved of all further duties and obligations under this Agreement.  The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent hereunder.  The Escrow Agent shall be paid any outstanding fees, expenses and other amounts due to it hereunder prior to transferring the Escrow Amount to a successor escrow agent.
 (b) The Escrow Agent may be removed, as such, at any time upon thirty (30) days’ written notice to the Escrow Agent by the Buyer and the GP Seller.  Upon the effective date of its resignation or removal, the Escrow Agent will deliver the Escrow Amount, together with any and all interest or other income earned thereon, to such successor escrow agent directed by the joint written instructions of the Buyer and the GP Seller signed by a Representative of each Party.  After the effective date of its resignation or removal, the Escrow Agent shall have no duty with respect to the Escrow Amount, together with any and all interest or other income earned thereon, except to hold such property in safekeeping and to deliver same to its duly appointed successor, or otherwise pursuant to a Working Capital Escrow Certificate or Final Determination Order.

11. Wire Transfer Instructions and Notices.  All notices, requests, claims, demands, disclosures and other communications (including, but not limited to, the instruction letters, joint or otherwise, provided pursuant to Section 5) required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date (a) when delivered personally, by messenger or by overnight delivery service by a recognized commercial carrier to the Buyer, GP Seller or the Escrow Agent, (b) five (5) days after being mailed by registered or certified United States mail, postage prepaid, return receipt requested or (c) when received via facsimile or electronic mail with a signed PDF attachment to the e-mail address given below (and written confirmation of receipt is obtained promptly after completion of the transmission or confirmed by telephone in each case), in all cases addressed to the Person for whom it is intended at such Person’s address set forth below or to such other address as the Person shall have designated by notice in writing to the other parties in the manner provided by this Agreement; provided, however, that the Escrow Agent shall not be deemed to have received any notice or communication hereunder prior to its actual receipt thereof.  Notwithstanding anything herein to the contrary, if any notice, request, claim, demand, disclosure or other communication is to be provided under this Agreement to the Escrow Agent and one or more other parties, the Escrow Agent shall be fully protected in deeming such other party or parties to have received such notice, request, claim, demand, disclosure or other communication upon the Escrow Agent’s receipt thereof.

If to the GP Seller:	c/o Weeden Investors, LP 145 Mason St Greenwich, Connecticut 06830 Attention: Robert A. Cervoni Email: rcervoni@weedeninvestors.com Telephone: (917) 971-8151
whose wire transfer instructions are as follows:	Bank: Citibank, NA Account Name/Title: Weeden Investors, L.P. ABA / Routing Number: 221172610 Account No. 47014944 SWIFT Code:
with a copy (which shall not constitute notice), excluding of ordinary course financial reports from the Escrow Agent as to the Escrow Account, to:	Finn Dixon & Herling LLP Six Landmark Square Stamford, Connecticut 06901 Phone: (203) 325-5000 Facsimile: (203) 325-5001 Email: nruben@fdh.com Attention: Neil G. Ruben
If to the Buyer:	c/o Siebert Financial Corp. 120 Wall Street New York, New York 10005 Attn: Andrew Reich Phone: (310) 385-1861 Email: areich@siebertnet.com

whose wire transfer instructions are as follows:	Bank: Boston Private Bank Routing number: 011002343 Account Number: 953188876
with a copy (which shall not constitute notice), excluding of ordinary course financial reports from the Escrow Agent as to the Escrow Account, to:	Gusrae Kaplan Nusbaum PLLC 120 Wall Street New York NY 10005 Attention: Martin H. Kaplan Telephone: (212) 269-1400 Email: mkaplan@gusraekaplan.com
If to the Escrow Agent:
Citibank, N.A.
c/o Citi Private Bank
Preferred Custody Services
388 Greenwich Street, 29th Floor
New York, NY 10013
Attention:   Kerry McDonough, Director
Telephone No.:  (212) 783-7110
Facsimile No.:   (212) 783-7131
Email:  kerry.mcdonough@citi.com

whose wire transfer instructions are as follows:
Citibank, N.A. – New York, NY
ABA Number: 021000089
SWIFT Code: CITIUS33
Credit Account: 37432464
Credit Account Name: PBG Concentration Account
Further Credit Account Number: 25D174234768
Attention: Anabelle Roa (212-783-7021)

12. Customer Identification Program.  Each of the Buyer and the GP Seller acknowledges receipt of the notice set forth on Annex A attached hereto and made a part hereof and understands that information may be requested to verify their identities.
13. Governing Law.  This Agreement shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.  The parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Agreement, and all parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue of inconvenient forum.

14. Headings.  The headings in this Agreement are inserted for convenience and identification only and are in no way intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
15. Severability.  Each provision of this Agreement is intended to be severable.  If any term or provision hereof is determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or enforcement of the remainder of this Agreement.
16. Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement.  The execution of this Agreement by any of the parties may be evidenced by way of a facsimile transmission or a pdf attachment to electronic mail of such party’s signature, or a photocopy of such facsimile transmission or a pdf attachment to electronic mail, and such facsimile or pdf signature shall be deemed to constitute the original signature of such party hereto.
17. Amendment and Waiver.  No modification or amendment to this Agreement shall be valid unless reduced to writing and signed by the Buyer, the GP Seller and the Escrow Agent.  No consent or waiver, expressed or implied, by any party to or of any breach or default by any other party in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any obligations of the party.  Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by that party of its rights under this Agreement or otherwise.
18. Successors.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns but shall not create any rights in any third parties.  No party hereto may assign this Agreement or any of its or his rights, interests or obligations hereunder without the prior written approval of the other parties; provided, however, that (a) the GP Seller may assign any of their rights under this Agreement to one or more Affiliates of the GP Seller and (b) the Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, (ii) designate one or more of its Affiliates to perform its obligations hereunder, (iii) collaterally assign any or all of its rights and interests hereunder to one or more lenders of the Buyer, and/or (iv) assign any or all of its rights hereunder in connection with a sale of all of its business; provided, further, that (x) in any or all of which cases the Buyer or the GP Seller, as applicable, nonetheless shall remain responsible for the performance of all of its obligations hereunder and, in the event of any such proposed assignment, an amendment to this Agreement, in form and substance reasonably acceptable to the Escrow Agent, shall be executed and delivered in the event the Escrow Agent deems such an amendment to be necessary or desirable, (y) any assignee of the Buyer or GP Seller, as applicable, shall acknowledge receipt of the notice set forth as Annex A hereto and (z) any corporation into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent may be transferred, shall become the Escrow Agent under this Agreement without further act.  To comply with Federal law including USA Patriot Act requirements, assignees shall provide to the Escrow Agent the appropriate form W-9 or W-8 as applicable and such other forms and documentation that the Escrow Agent may request to verify identification and authorization to act.

19. Force Majeure.  The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control.  Such acts shall include, but not be limited to, acts of God or terrorism, labor strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, unavailability of the Federal Reserve Bank wire system, computer viruses, power failures, earthquakes or other disasters it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.
20. Use of Citibank Name. Except for notices and items expressly contemplated by this Agreement, no printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "Citibank" by name or the rights, powers, or duties of the Escrow Agent under this Escrow Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent.
21. Compliance with Federal Law. To help the U.S. Government fight the funding of terrorism and money laundering activities and to comply with Federal law requiring financial institutions to obtain, verify and record information on the source of funds deposited to an account, the Parties agree to provide the Escrow Agent with the name, address, taxpayer identification number, and remitting bank for all Parties depositing funds at Citibank pursuant to the terms and conditions of this Agreement.  For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity.  The Escrow Agent may also ask to see financial statements, licenses, and identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.
22. Compliance with Court Orders.  In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement (each an “Order”), the Escrow Agent is hereby expressly authorized, in its sole discretion, after notifying the Buyer and the GP Seller in writing of its intention to comply with such an Order, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other Person, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

 [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first above written.

BUYER:

SIEBERT FINANCIAL CORP.

By:	/s/ Andrew Reich
Name: Andrew Reich
Title: CFO

[Signature Page to Escrow Agreement]

GP SELLER:

WEEDEN SECURITIES CORPORATION

By:	/s/ Robert A. Cervoni
Name:	Robert A. Cervoni
Title:	President and Treasurer

LP SELLER:

WEEDEN INVESTORS L.P.

By:	/s/ Robert A. Cervoni
Name:	Robert A. Cervoni
Title:	President and Treasurer

[Signature Page to Escrow Agreement]

ESCROW AGENT:

CITIBANK, N.A.

By:	/s/ Kerry McDonough
Name:	Kerry McDonough
Title:	Director

[Signature Page to Escrow Agreement]

EXHIBIT A-1
Certificate as to BUYER’s Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of BUYER and are authorized to initiate and approve transactions of all types for the Escrow Account established under this Escrow Agreement, on behalf of the BUYER.  The below listed persons (must list at least two individuals) have also been designated Call Back Authorized Individuals and will be notified by Citibank N.A. upon the release of Escrow Amount from the Escrow Account unless an original “Standing or Predefined Instruction” letter is on file with the Escrow Agent.

Name / Title /Telephone #	Specimen Signature

Andrew Reich	/s/ Andrew Reich
Name	Signature

CFO
Title

310-385-1961
Telephone #/Cell phone#

Timothy A. O’Leary	/s/ Timothy A. O’Leary
Name	Signature

COO
Title

212-644-2414
Telephone #/Cell phone #

Name	Signature

Title

Telephone #/Cell phone #

EXHIBIT A-2
Certificate as to SELLERS’ Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of GP SELLER and LP SELLER and are authorized jointly to initiate and approve transactions of all types for the Escrow Account established under this Escrow Agreement, on behalf of the GP SELLER and LP SELLER.  The below listed persons (must list at least two individuals) have also been designated Call Back Authorized Individuals and will be notified by Citibank N.A. upon the release of Escrow Amount from the Escrow Account unless an original “Standing or Predefined Instruction” letter is on file with the Escrow Agent.

Name / Title /Telephone #	Specimen Signature

Robert Cervoni	/s/ Robert Cervoni
Name	Signature

President and Treasurer
Title

(917) 971-8151
Telephone #/Cell phone#

Chris Mahler	/s/ Chris Mahler
Name	Signature

Vice President and Secretary
Title

(516) 902-8120
Telephone #/Cell phone #

Name	Signature

Title

Telephone #/Cell phone #

EXHIBIT B

 ESCROW AGENT FEE SCHEDULE
Citibank, N.A., Escrow Agent

Acceptance Fee

To cover the acceptance of the Escrow Agency appointment, the study of the Agreement, and supporting documents submitted in connection with the execution and delivery thereof, and communication with the parties:

Fee:  WAIVED

Administration Fee

The annual administration fee covers maintenance of the Escrow Account including safekeeping of assets in the escrow account, normal administrative functions of the Escrow Agent, including maintenance of the Escrow Agent’s records, follow-up of the Escrow Agreement’s provisions, and any other safekeeping duties required by the Escrow Agent under the terms of the Agreement. Fee is based on Escrow Amount being deposited in a non-interest bearing deposit account, FDIC insured to the applicable limits.

Fee: WAIVED (Conditional upon the Escrow Amount held in a non-interest bearing deposit account, FDIC insured to the applicable limits.)

Tax Preparation Fee

To cover preparation and mailing of Forms 1099-INT, if applicable for the escrow parties for each calendar year:

Fee:  WAIVED

Transaction Fees

To oversee all required disbursements or release of property from the escrow account to any escrow party, including cash disbursements made via check and/or wire transfer, fees associated with postage and overnight delivery charges incurred by the Escrow Agent as required under the terms and conditions of the Agreement:

Fee:  WAIVED

Other Fees

Material amendments to the Escrow Agreement: additional fee(s), if any, to be discussed at time of amendment.

ANNEX A

CUSTOMER IDENTIFICATION PROGRAM NOTICE

Important information about procedures for opening a new Account

Important information about opening a new account at Citi Private Bank:

To help the United States Government fight terrorism and money laundering, Federal law requires financial institutions to obtain, verify, and record information that identifies each individual, business or entity that opens an account or establishes a relationship. What this means for you:

For individuals — when you open an account or establish a relationship, we will ask for your:

• name,
• date of birth,
• residential street address, and
• identification number, such as a social security number, taxpayer identification number, national identification number or passport number.

For businesses and other entities, such as corporations, trusts, etc. — when you open an account or establish a relationship, we will ask for your:

• official name,
• principal place of business or local business street address, and
• taxpayer identification number or other registration number.

For individuals, we may also ask to see (and retain a copy of) your driver’s license, passport or other identifying documents that will help us identify you. For businesses or entities, we may also ask for a copy of your formation documents or other related documentation. If we have difficulty verifying an accountholder’s identity, we may not be able to open an account or establish a relationship, or we may have to block or close the account.

Thank you for your cooperation.